FINOVA

                                                  FINOVA Capital Corporation
                                                  95 N. Route 17 South
                                                  P.O. Box 907
                                                  Paramus, New Jersey 07653
                                                  Telephone (201) 712-3300

EQUIPMENT LEASE

No. 5778300

          FINOVA Capital Corporation, (herein called "Lessor"), with its principal place of business at Dial Tower, Dial Corporation Center, Phoenix, Arizona, hereby agrees to lease to the Lessee named on the signature page hereof (herein called "Lessee") and Lessee hereby agrees to lease and rent from Lessor, the equipment described on any attached schedule(s), (herein with all replacement parts, repairs, additions, and accessories called "Equipment"), on the terms and conditions hereof and as set forth on any schedule (herein called "Schedule"). Lessee agrees that, at the option of Lessor, any Schedule shall be a separately enforceable Lease which incorporates all of the terms and conditions set forth herein.

     1. ORDERING AND INSTALLATION OF EQUIPMENT. Lessee hereby requests Lessor to order the Equipment from a supplier (herein called "Supplier"), and to arrange for delivery thereof to Lessee at Lessee's expense. Lessee agrees to install or cause the Equipment to be installed at the location set forth on the Schedule thereof (the "Location") at the Lessee's cost.

     2. DISCLAIMER OF WARRANTIES AND WAIVER AND DEFENSES.

     LESSOR, NEITHER BEING THE MANUFACTURE, NOR A SUPPLIER, NOR A DEALER IN THE EQUIPMENT, MAKES NO WARRANTIES, EXPRESS OR IMPLIED, TO ANYONE, AS TO DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP. LESSOR ALSO DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR THE USE OR PURPOSE WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE. LESSOR FURTHER DISCLAIMS ANY LIABILITY FOR LOSS, DAMAGE OR INJURY TO LESSEE OR THIRD PARTIES AS A RESULT OF ANY DEFECTS, LATENT OR OTHERWISE, IN THE EQUIPMENT WHETHER ARISING FROM THE APPLICATION OF THE LAWS OF STRICT LIABILITY OR OTHERWISE. AS TO THE LESSOR, LESSEE LEASES THE EQUIPMENT "AS IS". LESSEE ACKNOWLEDGES THAT LESSEE HAS SELECTED THE SUPPLIER OF THE EQUIPMENT AND THAT LESSOR HAS NOT RECOMMENDED SUPPLIER. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL, MAINTAIN, ERECT, TEST, ADJUST OR SERVICE THE EQUIPMENT. REGARDLESS OF CAUSE, LESSEE AGREES NOT TO ASSERT ANY CLAIM WHATSOEVER AGAINST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS WHICH MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFRINGEMENT OF ANY UNITED STATES LETTERS PATENT. LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF THIS LEASE FOR TAX OR ACCOUNTING PURPOSES. If the Equipment is unsatisfactory for any reason, Lessee shall make claim on account thereof solely against the manufacturer, the Supplier or any dealer and shall nevertheless pay Lessor all rent and other charges payable under the Lease. Lessor hereby assigns to
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Lessee, any rights which Lessor may have against the Supplier,  the manufacturer or any dealer for breach of warranty or other representations respecting the Equipment. Lessee understands and agrees that neither the Manufacturer, the Supplier, any dealer nor any agent of the foregoing is an agent of Lessor or is authorized to waive or alter any term or condition of this Lease.

     3. TERM AND RENT. The Lease term of each Schedule shall commence as of the date that any of the Equipment under such Schedule is delivered to Lessee or Lessee's Agent, or such later date as Lessor designates in writing (the "Commencement Date") and shall continue until the obligations of Lessee under this Lease shall have been fully performed. Advance rentals shall not be refundable if the Lease term for any reason does not commence or if this Lease or any Schedule is duly terminated by Lessor. The sum of all periodic installments of rent indicated on any Schedule shall constitute the aggregate rent reserved. The aggregate rent reserved shall be payable periodically in advance, in the installments indicated on any Schedule, the first such payment being due on the Commencement Date, or such later date as Lessor designates in writing (the "First Payment Date"), and subsequent payments shall be due on the same day of each successive rent period thereafter until the balance of the rent and any charges or expenses payable by Lessee under this Lease shall have been paid in full. If the First Payment Date is later than the Commencement Date, Lessee shall, on the First Payment Date, in addition to the periodic rent, pay Lessor interim rent from the Commencement Date to the First Payment Date at a daily rate equal to the periodic installment of rent divided by the number of days of the period. Lessee's obligation to pay all rent shall be absolute and unconditional and not subject to any abatement, set-off, defense or counterclaim for any reason whatsoever.

     4. NON-CANCELABLE LEASE. NEITHER THE LEASE NOR ANY SCHEDULE CAN BE CANCELED BY LESSEE DURING THE TERM HEREOF OR THEREOF.

     5. LESSOR TERMINATION BEFORE EQUIPMENT ACCEPTANCE. If within ninety (90) days from the date Lessor orders the Equipment, the same has not been delivered, installed and accepted by Lessee (in form satisfactory to Lessor) for all purposes of this Lease, Lessor may, on ten (10) days' written notice to Lessee, terminate this Lease and the related Schedule and its obligations to Lessee.

     6. TITLE, RECORDING, DOCUMENTATION, ADMINISTRATIVE FEES AND PERSONAL PROPERTY. The Equipment is, and shall at all times remain, the property of Lessor, and except as herein set forth, Lessee shall have no right, title or interest therein. If Lessor supplies Lessee with labels indicating that the Equipment is owned by Lessor, Lessee shall affix such labels to and keep them in a prominent place on the Equipment. Lessee hereby authorizes Lessor to insert in this Lease or any Schedule the serial numbers, and other identification data, of Equipment when determined by Lessor. In order to perfect Lessor's security interest in the Equipment in the event this Lease is determined to be a security agreement, Lessee hereby grants Lessor a security interest in the Equipment and authorizes Lessor, at Lessee's expense, to cause this Lease, or any statement or other instrument in respect of this Lease showing the interest of Lessor in the Equipment, including Uniform Commercial Code Financing Statements, to be filed or recorded, and grants Lessor, where permitted, the right to execute Lessee's name thereto. Lessee agrees to pay or reimburse Lessor for its costs and out of the pocket expenses relating to any searches undertaken by Lessor, or any filing, recording, stamp fees or taxes arising from the filing or recording of any such instrument or statement and any other costs, expenses or charges incurred by Lessor in documenting, administering and terminating this Lease. Lessee shall, as its expense, protect and defend Lessor's title to the Equipment against all persons claiming against or through Lessee, at all times keeping the Equipment free from any legal process or encumbrance whatsoever including but not limited to liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof and shall indemnify Lessor from any loss caused thereby. Upon Lessor's request, Lessee shall execute or obtain from third parties and deliver to Lessor such further instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of Lessor's rights hereunder. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to real property or any improvements thereon.
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     7. CARE, USE,  LOCATION AND  ALTERATION.  Lessee shall assess sole cost and expense, service, repair, overhaul and maintain each item of Equipment in good operating order and in the condition when delivered to Lessee, ordinary wear and tear expected. All such maintenance shall be consistent with prudent industry
practice  and  all  maintenance   practices   recommended  by  the  Supplier  or
manufacturer and meet all legal and regulatory requirements. Upon request, Lessee shall provide Lessor with evidence of such compliance. Lessee shall maintain logs of the maintenance and service of the Equipment and permit Lessor, on reasonable prior notice to inspect the Equipment and the right to make copies of the logs and service reports. Lessee shall forthwith correct any deficiencies disclosed by such inspection. Lessee shall use the Equipment solely for business purposes, in compliance with all applicable laws, ordinances, regulations, and the conditions of all insurance policies required to be maintained by Lessee pursuant to the Lease. Lessee shall make all additions, modifications and improvements to the Equipment required by applicable law and except for such required changes, shall not alter the Equipment without Lessor's prior written consent. Lessee shall replace all worn, lost, stolen or destroyed parts of the Equipment with replacement parts at least meeting the standards required herein, all of which shall become the property of Lessor, except for such additions, modifications and improvements that can be readily removed without causing damage to, or impairing the commercial value or utility of, such equipment, which shall remain Lessee's property and may be removed by Lessee at its expense before the Equipment is surrendered to Lessor. Lessee shall repair all damage to any item resulting from such installation or removal. If Lessee has not purchased an item of Equipment pursuant to any option to purchase granted to Lessee at the end of the Lease term for such item, Lessor shall be entitled to purchase any such addition, modification and improvements from Lessee for its then fair market value. The Equipment shall not be removed from the Location without Lessor's prior written consent.

     8. NOTICE AND CONDITIONS OF REDELIVERY. Lessee shall provide Lessor not less than One Hundred Twenty (120) days prior written notice of its intention to exercise its option to purchase the Equipment if granted on the related Schedule or return the Equipment to Lessor ( the "Required Notice"). If Lessee shall have timely provided such Required Notice and has elected to return the Equipment to Lessor upon the expiration of the Term of the Schedule, Lessee shall, at its sole expense, return the Equipment covered thereby, freight prepaid, to Lessor in a manner and to a location within the continental United States designated by Lessor in the condition and repair required by the terms of this Lease, free of all liens and advertising insignia. If Lessee shall fail to return any item of Equipment as provided herein, Lessee shall be responsible for all costs and expense incurred by Lessor in returning the Equipment to such required condition or any reduction in value as a result thereof. If the Equipment or its component parts were packed or crated for shipping when new, Lessee shall pack or crate the same carefully and in accordance with any recommendations of the Supplier or manufacturer before redelivering the item to Lessor. Lessee shall also deliver to Lessor the plans, specifications, operating manuals, software documentation, discs, warranties and other documents furnished by the manufacturer or Supplier of the Equipment and such other documents in Lessee's possession relating to the maintenance and method of operation of such Equipment. At Lessor's written request, Lessee shall provide free storage for any item of Equipment for a period not to exceed sixty (60) days after the expiration of the Schedule term before returning such item to Lessor and permit Lessor access to the Equipment for inspection and/or resale. If Lessee fails to timely provide such Required Notice the Equipment shall continue to be held and Leased hereunder, and this Lease and the related Schedule term shall thereupon be extended for a period ending one hundred twenty (120) days following receipt by Lessor of Lessee's notice of intent to return the Equipment, for the fair market rental value of the Equipment as determined by Lessor not to exceed the periodic installment of rent with respect to such Equipment for such period. If Lessee has timely provided the Required Notice but upon expiration Lessee does not immediately return the Equipment to Lessor, (unless otherwise requested by Lessor) the Equipment shall continue to be held and leased hereunder, and this Lease and the related Schedule term shall thereupon be extended for successive thirty (30) day periods at the fair market rental value of the Equipment as determined by Lessor not to exceed the periodic installment of rent with respect to such Equipment for such period.

     9. RISK OF LOSS. Lessee shall bear all risks of loss of and damage to the Equipment from any cause and the occurrence of such loss or damage shall not relieve Lessee of any obligation hereunder. In the event of loss or damage, Lessee, at its option, provided it is not in default hereunder, otherwise at
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Lessor's  option,  shall:  (a)  place  the  damaged  Equipment  in good  repair, condition and working order; or (b) replace lost or damaged Equipment with like equipment in good repair, condition and working order with documentation creating clear title thereto in Lessor; or (c) pay to Lessor the then present value computed at five (5%) percent per annum of both the unpaid balance of the aggregate rent reserved under the Lease and related Schedule and the value of Lessor's residual interest in the Equipment. Upon Lessor's receipt of such payment, Lessee and/or Lessee's insurer shall be entitled to Lessor's interest in said item for salvage purpose, in its then condition and location, as is, without warranty, express or implied.

     10. INSURANCE. Until redelivered to Lessor, Lessee shall maintain and deliver evidence to Lessor of such insurance required by, written by insurers, and in amounts satisfactory to Lessor. Should Lessee fail to provide such insurance coverage, Lessor may obtain coverage for part or all of the term of this Lease or any Schedule or such period beyond the term as is required by the insurance company issuing such coverage protecting interests of Lessor and Lessee or the interest of Lessor only. The proceeds of such insurance, at the option of Lessee, provided it is not in default hereunder, otherwise at Lessor's option, shall be applied toward (i) the replacement, restoration or repair of the Equipment or (ii) payment of the obligations of Lessee hereunder. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claims for, receive payment of, and execute and endorse all documents, checks, or drafts for loss or damage under any said insurance policies.

     11. NET LEASE: TAXES. Lessee intends the rental payments hereunder to be net to Lessor, and Lessee shall pay all sales, use, excise, stamp, documentary and ad valorem taxes, license and registration fees, assessments, fines, penalties and similar charges imposed on the ownership, possession or use of the Equipment during the term of this Lease or any Schedule; shall pay all taxes (except Lessor's Federal or State net income taxes) imposed on Lessor or Lessee with respect to the rental payments hereunder, and shall reimburse Lessor upon demand for any taxes paid by or advanced by Lessor. Unless Lessee is otherwise directed by Lessor, in writing, Lessor shall file for and pay all personal property taxes assessed with respect to the Equipment during the term of this Lease and Lessee shall, upon Lessor's demand, forthwith reimburse Lessor for the full amount of such taxes without regard to any discounts obtained by Lessor due to early payment or otherwise. Lessor may if it elects, estimate such personal property taxes and bill Lessee periodically in advance therefor.

     12. INDEMNITY. Lessee shall hold Lessor harmless from, indemnify and defend Lessor against, any and all claims, actions, suits, proceedings, costs expenses, damages and liabilities, including attorney's fees arising out of, connected with or resulting from the Equipment or this Lease or any Schedule, including, without limitation, the manufacturer, selection, delivery, possession, use, operation or return of the Equipment. These indemnities shall survive the termination or expiration of this Lease or any Schedule.

     13. DEFAULT AND REMEDIES. If (i) Lessee defaults in any payment required under this Lease or any Schedules or under any other lease or agreement between Lessor and Lessee, or (ii) Lessee breaches any of the representations or warranties contained herein or fails to perform any of the terms, covenants or conditions of this Lease or any Schedule or (iii) a petition in bankruptcy, arrangement, insolvency or reorganization is filed by or against Lessee or any guarantor of Lessee's obligations hereunder, or (iv) Lessee or any guarantor of Lessee's obligations makes an assignment for the benefit of creditors, or (v) without Lessor's written consent, Lessee sells all or a substantial part of Lessee's assets or a majority of Lessee's voting stock is transferred, or (vi) during the term of the Lease or any Schedule there is a material adverse change in the financial condition of Lessee or any guarantor of Lessee's obligation then Lessor may, to the extent permitted by law, exercise any one or more of the following remedies: (a) to declare the entire balance of rent for the full term of any or all Schedules covered hereby immediately due and payable and to similarly accelerate the balance under any other leases or agreements between Lessor and Lessee without notice or demand, (b) to sue for and recover all rents, and other monies due and to become due under any or all Schedules hereunder and the residual value of the Equipment covered thereby discounted to the date of default at five (5%) percent per annum; (c) to require Lessee at Lessee's expense, to assemble all the Equipment at a place reasonably designated by Lessor, (d) to remove any physical obstructions for removal of the Equipment from the place where the Equipment is located and take possession of any or all items of Equipment, without demand or notice,
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
whatever same may by located, disconnecting and separating all such Equipment from any other property, with or without any court order or pre- taking hearing or other process of law, it being understood that facility of repossession in the event of default is a basis for the financial accommodation reflected by this Lease. Lessee hereby waives any and all damages occasioned by such retaking. Lessor may, at its option, use, ship, store, repair or lease all Equipment so removed and sell or otherwise dispose of any such Equipment at a private or public sale. Lessor may expose and resell the Equipment at Lessee's premises at reasonable business hours without being required to remove the Equipment. In the event Lessor takes possession of the Equipment, Lessor shall give Lessee credit for any sums received by Lessor from the sale, or present value of the rental, of the Equipment computed at the implicit rate of the Schedule after deduction of the expenses of the sale or rental. Lessee shall also be liable for and shall pay to Lessor on demand (a) all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, including all expenses of repossession, storing, shipping, repairing and selling the Equipment, (b) Lessor's reasonable attorney's fees and (c) interest on all sums due Lessor from the date of default until paid at the rate of one and one-half (1.5%) percent per month, but only to the extent permitted by law. Lessor and Lessee acknowledge the difficulty in establishing a value for the unexpired Lease term and owing to such difficulty agree that the provision of this paragraph represents an agreed measure of damages and are not to be deemed a forfeiture or penalty.

Whenever any payment hereunder is not made by Lessee within ten (10) days when due, Lessee agrees to pay to Lessor, not later than one month thereafter, an amount calculated at the rate of ten cents per one dollar of each such delayed payment, as an administrative fee to offset Lessor's collection costs, but only to the extent allowed by law. Such amount shall be payable in addition to all amounts payable by Lessee as a result of exercise of any of the remedies herein provided.

All remedies of Lessor hereunder are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Lease. A waiver of default by Lessor on any one occasion shall not be deemed a waiver of any other or subsequent default. In the event this Lease is determined to be a security agreement, Lessor's recovery shall in no event exceed the maximum permitted by law.

     14. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS. In the event Lessee fails to comply with any provision of this Lease, Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee upon ten (10) days prior written notice to Lessee. In such event, all monies advanced or expended by Lessor, and all expenses of Lessor in effecting such compliance, shall be deemed to be additional rent, and shall be paid by Lessee to Lessor at the time of the next periodic payment of rent.

     15. ASSIGNMENT: QUIET ENJOYMENT. LESSOR MAY, WITHOUT LESSEE'S CONSENT, ASSIGN THIS LEASE OR ANY SCHEDULE AND/OR THE RENTALS DUE THEREUNDER OR SELL OR GRANT A SECURITY INTEREST IN THE EQUIPMENT AND LESSEE AGREES THAT NO ASSIGNEE OF LESSOR SHALL BE BOUND TO PERFORM ANY DUTY, COVENANT OR CONDITION OR WARRANTY (EXPRESS OR IMPLIED) ATTRIBUTABLE TO LESSOR AND LESSEE FURTHER AGREES NOT TO RAISE ANY CLAIM OR DEFENSE ARISING OUT OF THIS LEASE OR OTHERWISE AGAINST LESSOR AS A DEFENSE, COUNTERCLAIM OR OFFSET TO ANY ACTION BY ANY ASSIGNEE
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HEREUNDER.  NOTWITHSTANDING ANY ASSIGNMENT BY LESSOR, PROVIDING LESSEE IS NOT IN
DEFAULT HEREUNDER, LESSEE SHALL QUIETLY ENJOY USE OF THE EQUIPMENT, SUBJECT TO THE TERMS AND CONDITIONS OF THE LEASE.

WITHOUT  LESSOR'S  PRIOR  WRITTEN  CONSENT,  LESSEE SHALL NOT ASSIGN,  TRANSFER,
PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THE EQUIPMENT OR ANY INTEREST THEREIN, OR SUBLET OR LEND EQUIPMENT OR PERMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES.

     16. NOTICES. Service of all notices under this Lease shall be sufficient if given personally or mailed to the intended party at its respective address set forth herein, or at such other address as said party may provide in writing from time to time. Any such notice mailed to said address shall be effective three
(3) days following the date when deposited in the United States mail, duly addressed and with postage prepaid.

     17. REPRESENTATIONS AND COVENANTS OF LESSEE. Lessee represents that all financial and other information furnished to Lessor was, at the time of delivery, true and correct. During the term of the Lease, Lessee shall provide Lessor, on an ongoing basis, audited annual financial statements within ninety
(90) days of each fiscal year end and quarterly financial statements within sixty (60) days of each quarter signed by Lessee's chief financial officer and such interim financial statements as Lessor requests.

     18. GOVERNING LAW; JURISDICTION; VENUE; SERVICE OF PROCESS; WAIVER OF TRIAL BY JURY. THIS LEASE SHALL BE BINDING WHEN ACCEPTED IN WRITING BY THE LESSOR AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, PROVIDED, HOWEVER, IN THE EVENT THIS LEASE OR ANY PROVISION HEREOF IS NOT ENFORCEABLE UNDER THE LAWS OF THE STATE OF ARIZONA THEN THE LAWS OF THE STATE WHERE THE EQUIPMENT IS LOCATED SHALL GOVERN. ANY DISPUTE UNDER THIS LEASE SHALL BE LITIGATED BY LESSEE ONLY IN FEDERAL OR STATE COURTS LOCATED IN MARICOPA COUNTY, ARIZONA, AND LESSEE IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS AND WAIVES ANY OBJECTION THAT MAY EXIST AS TO VENUE OR CONVENIENCE OF SUCH FORUMS. NOTHING CONTAINED HEREIN SHALL PRECLUDE LESSOR FROM COMMENCING ANY ACTION IN ANY COURT HAVING JURISDICTION THEREOF. SERVICE OF PROCESS IN ANY SUCH ACTION SHALL BE SUFFICIENT IF SERVED BY CERTIFIED MAIL RETURN RECEIPT REQUESTED TO THE ADDRESS OF THE PARTY SET FORTH FOLLOWING THE SIGNATURES AT THE END OF THIS LEASE. TO THE EXTENT PERMITTED BY LAW, LESSEE WAIVES TRIAL BY JURY IN ANY ACTION BY OR AGAINST LESSOR HEREUNDER.

     19. GENERAL. This Lease inures to the benefit of and is binding upon the heirs, legatees, personal representatives, successors and assigns of the parties hereto. Time is of the essence of this Lease. This Lease and all Schedules attached hereto contain the entire agreement between Lessor and Lessee, and no modification of the Lease or any Schedule shall be effective unless in writing and executed by an executive officer of Lessor. If more than one Lessee is named in this Lease, the liability of each shall be joint and several. In the event any provision of this Lease should be unenforceable, then such provision shall be deemed deleted, however, no other provision hereof shall be affected thereby.

     20. FINANCE LEASE STATUS. Lessor and Lessee agree that if Article 2A - Leases of the Uniform Commercial Code ("Code") governs the terms of this Lease, then this Lease will be deemed a "finance lease". By executing this Lease, Lessee acknowledges that (a) Lessor has advised Lessee of (i) the identity of the Supplier; (ii) that Lessee may have rights under the "supply contract" as defined in the Code, pursuant to which Lessor is purchasing the Equipment, and
(iii) that Lessee may contact the Supplier for a description of any such rights. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE BY THE CODE, INCLUDING SECTIONS 2A - 508 THROUGH 522 THEREOF.
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     21.  PUBLICITY.  Lessor is hereby  authorized  to issue  appropriate  press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof.


LESSOR:                                   LESSEE:

FINOVA CAPITAL CORPORATION                POORE BROTHERS ARIZONA, INC.


BY: /s/ P. Marchant                       BY: /s/ Eric Kufel
   -------------------------------           ----------------------------------

PRINTED NAME: P. Marchant                 PRINTED NAME: Eric J. Kufel
             ---------------------                     ------------------------

TITLE: VP                                 TITLE: President & CEO
      ----------------------------              -------------------------------

                                          Taxpayer Identification no.:86-0793689
                                                                      ----------

ADDRESS:                                  ADDRESS:

95 N. ROUTE 17 SOUTH, P.O. BOX 907        2664 S. LITCHFIELD ROAD
PARAMUS, NEW JERSEY 07653                 GOODYEAR, ARIZONA 85338

DATE ACCEPTED: 7/11/97                    DATED: 4/4/97
              --------------------              -------------------------------

                                                     FINOVA Capital Corporation
                                                     95 N. Route 17 South
                                                     P.O. Box 907
                                                     Paramus, New Jersey 07653
                                                     Telephone (201) 712-3300

                              MASTER LEASE SCHEDULE

NO.  5778300     TO EQUIPMENT LEASE NO.  5778300                   (THE "LEASE")
   -----------                          --------

EQUIPMENT LEASED:                              SUPPLIER:

See Schedule "A" attached hereto and
made a part hereof.

LOCATION OF EQUIPMENT:

3500 S. La Cometa Drive
Goodyear, Arizona 85338

TERM OF SCHEDULE:        60       MONTHS
                         --

RENTAL PAYMENTS   $9,680.56
                  ---------

RENTAL PAYMENT FREQUENCY:  X   MONTHLY     QUARTERLY     ANNUALLY
                          ---          ---           ---

ADVANCE RENTALS $9,680.56 PAYABLE AT THE TIME OF SIGNING OF THIS SCHEDULE TO BE APPLIED TO THE FIRST RENTAL PAYMENT.

                         ADDITIONAL TERMS AND CONDITIONS

1. LEASE OF EQUIPMENT. Lessor hereby agrees to lease to Lessee, and Lessee hereby agrees to lease and rent from Lessor the Equipment listed above, or on any Schedule attached hereto, for the term and the rental payments provided herein, all subject to the terms and conditions of the Lease.

2. OPTION TO PURCHASE. Provided Lessee is not in default under the Lease or this Schedule or under any other Lease or agreement with Lessor, and notwithstanding any provisions to the contrary contained in the Lease between the parties described above, Lessee agrees that if Lessor, at the expiration or termination of the Lease, offers to sell the leased equipment to Lessee, Lessee agrees that it shall purchase, as of such date, all of Lessor's right, title and interest, in and to the equipment for an amount equal to $47,303.00 ("Purchase Price"). Lessee shall also pay any and all sales, transfer or other taxes and imposts, including but not limited to, title and transfer fees, if any, arising by reason of the sale and purchase of the equipment together with any and all rentals or other amounts remaining unpaid and pursuant to the Lease.

It is understood that the sale, conveyance or transfer by Lessor or its assignee pursuant hereto shall be AS-IS, WHERE-IS, WITHOUT WARRANTIES OF ANY KIND.

3. ADDITIONAL TERMS WITH RESPECT TO THE CARE AND USE OF THE EQUIPMENT. In addition to Lessee's obligations under Paragraph 7 of the Lease, Lessee shall maintain the Equipment in accordance with the manufactures' guidelines for preventive maintenance, retain copies of all maintenance contracts and records relating to the Equipment and provide the same to Lessor upon request.

4. ADDITIONAL TERMS WITH RESPECT TO THE CONDITIONS OF REDELIVERY. In addition to Lessee's obligation under Paragraph 8 of the Lease, Lessee shall (i) cause the Equipment to be deinstalled and re-certified for maintenance by the original manufacture, (ii) return all manuals, maintenance records, cables and re-certification letter to Lessor, (iii) return and convey to Lessor at no cost to Lessor all upgrades and/or enhancements made to the Equipment that is inherent to the functioning of the Equipment.

     BASIS OF INDEXING.  If on the Commencement  Date, the highest yield on five
(5) year Treasury Notes, as published in The Wall Street Journal, with a maturity date on or closest to the maturity date of this Schedule (the "Index"), exceeds 6.04% (the "Yield"), the Monthly Rental Payment provided herein shall automatically be increased for the full term to reflect such increase in the Yield. As soon as practicable thereafter, Lessor shall provide Lessee with written notice of any increase in the Monthly Rental Payment. Lessor's calculations shall be conclusive absent manifest error.

6. This Master Lease Schedule cancels and supersedes previous Master Lease Schedule dated April 4, 1997.

LESSOR:                                      LESSEE:
FINOVA CAPITAL CORPORATION                   POORE BROTHERS ARIZONA, INC

BY: /s/ P Marchant                           BY: /s/ Thomas W. Freeze
   ---------------------------                  ----------------------------

PRINTED NAME: P Marchant                     PRINTED NAME: Thomas W. Freeze
             -----------------                            ------------------

TITLE: VP                                    TITLE: VP & CFO
      ------------------------                     -------------------------

ADDRESS:                                                      ADDRESS:

95 N. ROUTE 17 SOUTH, P.O. BOX 907           2664 S. LITCHFIELD ROAD
PARAMUS, NEW JERSEY 07653                    GOODYEAR, ARIZONA 85338

DATE ACCEPTED: 7/11/97                       DATED: 6/9/97
              ----------------                     -------------------------

Schedule  "A" to Master  Lease  Schedule  No.  5778300  dated  _______,  1997 to
Equipment   Lease  No.  5778300  dated  ______,   1997  between  FINOVA  CAPITAL
CORPORATION  as Lessor and Poore  Brothers  Arizona,  Inc. as Lessee.

                                                                         xTWF
                                                                         ----
                                                                         Initial
Hayssen Packaging Machine
Serial #V16407
Model # Ultima SF

Hayssen Packaging Machine
Serial #V16271
Model # Ultima SF

Hayssen Packaging Machine
Serial #V16284
Model # Ultima SF

Ishida Scale
Serial #P-285-336
Model #CCW-S-212

Ishida Scale
Serial #P-283-268
Model #CCW-202-RLC-S

Ishida Scale
Serial #P-282-098
Model #CCW-202-RLC

3 Metalek In-Line Metal Detectors

3 Hayssen Packaging machines with Ishida scales, Meal Detectors and Fallas Conveyors

1 AS-42R Air Sweep 42" Remote Blower System
1 PSSW-21 Potato Slice Speed Wash.-2100#


                                                                         xTWF
                                                                         ----
                                                                         INITIAL
                                       I